RE-23 COMMERCIAL/INVESTMENT REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS IS A LEGALLY BINDING CONTRACT. READ THE ENTIRE DOCUMENT INCLUDING ANY ATTACHMENTS. IF YOU HAVE ANY QUESTIONS, **CONSULT YOUR ATTORNEY AND/OR ACCOUNTANT** BEFORE SIGNING.

ID# 67313204 **DATE** 10/12/2005

LISTING AGENCY Tomlinson Black Valley Inc. Office Phone # 922-7400 Fax# 924-9728

Listing Agent Steve Fisher E-Mail steve@tb.com Phone # 3673-0062

SELLING AGENCY Tomlinson Black Valley Inc. Office Phone # 922-7400 Fax# 924-9728

Selling Agent Steve Fisher E-Mail steve@tb.com Phone # 994-2599

1. BUYER: Temporary Financial Services, Inc. and/or Assigns (Hereinafter called **"BUYER"**) agrees to purchase and the undersigned SELLER agrees to sell the following described real estate hereinafter referred to as "Property."

2. PROPERTY ADDRESS AND LEGAL DESCRIPTION: COMMONLY KNOWN AS 3773 W. 5th Post Falls City Kootenai County, ID, Zip 83854 legally described as: Tax Parcel #'s 14440 & 15989 (complete legal to be added by closing attorney

OR Legal Description Attached as addendum #______ **(Addendum must accompany original offer.)**

3. FINANCIAL TERMS:

$ 1,125,000 **(A). PURCHASE PRICE:** One Million One Hundred and Twenty-Five Thousand **DOLLARS**, payable upon the following **TERMS AND CONDITIONS** (not including closing costs): Cash down to the proceeds of a loan of the purchasers choice. Property is purchased in "as is" condition.

$ 20,000 **(B). EARNEST MONEY:** BUYER hereby deposits Twenty Thousand DOLLARS as Earnest Money evidenced by: ☐cash ☐personal check ☐ cashier's check ☒note (due date): upon acceptance ☐other ______ and a receipt is hereby acknowledged. Earnest Money to be deposited in trust account ☐ upon receipt, or ☒ upon acceptance by all parties and shall be held by: ☐ Listing Broker ☐ Selling Broker ☒other First American Title Cd'A for the benefit of the parties hereto. The responsible Broker shall be Selling Broker.

(C). ALL CASH OFFER: ☒NO ☐YES **IF CASH OFFER, BUYER'S OBLIGATION TO CLOSE SHALL NOT BE SUBJECT TO ANY FINANCIAL CONTINGENCY.** BUYER agrees to provide SELLER within 30 business days from the date of this agreement, evidence of sufficient funds and/or proceeds necessary to close transaction. Acceptable documentation includes, but is not limited to a copy of a recent bank or financial statement or contract(s) for the sale of BUYER'S current residence or other property to be sold.

4. "NOT APPLICABLE DEFINED:" The letters "n/a," "N/A," "n.a.," and "N.A." as used herein are abbreviations of the term "not applicable." Where this agreement uses the term "not applicable" or an abbreviation thereof, it shall be evidence that the parties have contemplated certain facts or conditions and have determined that such facts or conditions do not apply to the agreement or transaction herein.

5. FACSIMILE TRANSMISSION: Facsimile or electronic transmission of any signed original document, and retransmission of any signed facsimile or electronic transmission shall be the same as delivery of an original. At the request of either party or the Closing Agency, the parties will confirm facsimile and electronic transmitted signatures by signing an original document.

6. BUSINESS DAYS & HOURS A business day is herein defined as Monday through Friday, 8:00 A.M. to 5:00 P.M. in the local time zone where the subject real property is physically located. A business day shall not include any Saturday or Sunday, nor shall a business day include any legal holiday recognized by the state of Idaho as found in Idaho Code § 73-108. The time in which any act required under this agreement is to be performed shall be computed by excluding the date of execution and including the last day. The first day shall be the day after the date of execution. If the last day is a legal holiday, then the time for performance shall be the next subsequent business day.

7. SEVERABILITY: In the case that any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8. COUNTERPARTS: This Agreement may be executed in counterparts. Executing an agreement in counterparts shall mean the signature of two identical copies of the same agreement. Each identical copy of an agreement signed in counterparts is deemed to be an original, and all identical copies shall together constitute one and the same instrument.

BUYER'S Initials (______)(______) Date ______ **SELLER'S** Initials (______)(______) Date ______

PROPERTY ADDRESS: 3773 W. 5th Post Falls ID# 67313204

INCLUDED ITEMS:

(a) All existing fixtures and fittings that are attached to the property are included in the purchase price. (unless excluded below) and shall be transferred free of liens. These include but are not limited to, all attached floor coverings, attached television antennae, satellite dish and receiving equipment, attached plumbing, bathroom and lighting fixtures, window screens, screen doors, storm windows, storm doors, all-window coverings, garage door opener(s) and transmitter(s), exterior trees, plants or shrubbery, water heating apparatus and fixtures, attached fireplace equipment, awnings, ventilating, cooling and heating systems, all ranges, ovens, built-in dishwashers, fuel tanks, all water systems, wells, spring water that are now on or used in connection with the premises shall be included in the sale unless otherwise provided herein.

(b) Irrigation fixtures and equipment, and any and all, if any, water and water rights, and any and all, if any, ditches and ditch rights that are appurtenant thereto that are now on or used in connection with the premises shall be included in the sale unless otherwise provided herein.

(c) Other items specifically included in this sale: ____________________________

(d) Items specifically excluded in this Sale: Tenant's personal property. [initials]

10. OTHER TERMS AND/OR CONDITIONS: This Agreement is made subject to the following special terms, considerations and/or contingencies which must be satisfied prior to closing

This offer is subject to appraisal and financing.

It is the purchasers understanding and seller will warrant that the occupant is on a month to month tenancy. Purchaser will take title subject to tenants rights.

11. TITLE COMPANY/CLOSING AGENCY: a) The parties agree that 1st American Cd'A Title Company shall provide any required Title Policy and preliminary report of commitment. b) The Closing Agency for this transaction shall be 1st American Cd'A located at Coeur d'Alene, Idaho. The Closing Agency's fee to be paid by: ☐ BUYER ☐ SELLER ☒ SHARED EQUALLY.

12. TITLE INSURANCE: ☐ BUYER ☒ SELLER to pay for a standard Owner's or Purchaser's Title Policy premium in this transaction. Purchaser's Extended Coverage Title Policy requested ☐ Yes ☒ No. Additional premium to be paid by ☐ BUYER ☐ SELLER ☒ NA. Title Company to provide all parties to this Agreement with a preliminary Title Report on or before 10/20/2005. BUYER shall have 10 business days to object in writing to the condition of the title as set forth in the report. In the event BUYER makes written objection to the title, SELLER shall have a reasonable time, not to exceed 10 business day(s), to cure any defects of title or provide affirmative Title insurance coverage. In the event that SELLER refuses to cure defects of title, BUYER may elect, as its sole remedy, to either terminate this Agreement or cure the defects at BUYER's expense, or proceed to closing, taking title subject to such defects. If BUYER does not so object, BUYER shall be deemed to have accepted the condition of the title. In the event BUYER elects to terminate the Agreement due to unsatisfactory title conditions, BUYER shall be entitled to the return of all refundable deposits made by BUYER but that such return of deposits shall not constitute a waiver of other remedies available to BUYER. The Title Company shall deliver the final Title Insurance policy to BUYER as soon as possible after closing.

13. ESCROW/COLLECTION: If a long-term escrow/collection is involved, then the escrow/collection holder shall be n/a. Each party agrees to pay one-half of escrow/collection fees and escrow setup fees.

14. CLOSING DATE: On or before the closing date, BUYER and SELLER shall deposit with the Closing Agency all funds and instruments necessary to complete the sale. The closing date shall be no later than 11/20/05 ~~December 20, 2005~~ [initials] "Closing Date" means the date on which all documents are either recorded or accepted by an escrow/collection agency and the sale proceeds are available to SELLER.

15. POSSESSION/PRORATION: BUYER shall be entitled to possession ☒ UPON CLOSING or ☐ DATE ______ TIME ______ ☐ AM ☐ PM. Taxes and water assessments (using the last available assessment as a basis), rents, insurance premiums, interest and reserve on liens, encumbrances or obligations assumed and utilities shall be prorated as of the day of closing or __________. Any tenant deposits held by SELLER shall be credited to BUYER at closing.

16. DEFAULT: If BUYER defaults in the performance of this Agreement, SELLER has the option of: (1) accepting the Earnest Money as liquidated damages or (2) pursuing any other lawful right or remedy to which SELLER may be entitled. If SELLER elects to proceed under (1), SELLER shall make demand upon the holder of the Earnest Money, upon which demand said holder shall pay from the Earnest Money the costs incurred by SELLER's Broker on behalf of SELLER and BUYER related to the transaction, including, without limitation, the costs of title insurance, escrow fees, credit report fees, inspection fees and attorney's fees; and said holder shall pay any balance of the Earnest Money, one-half to SELLER and one-half to SELLER's Broker, provided that the amount to be paid to SELLER's Broker shall not exceed the Broker's agreed to commission. SELLER and BUYER specifically acknowledge and agree that if SELLER elects to accept the Earnest Money as liquidated damages, such shall be SELLER's sole and exclusive remedy, and such shall not be considered a penalty or forfeiture. If SELLER elects to proceed under (2), the holder of the Earnest Money shall be entitled to pay the costs incurred by SELLER's Broker on behalf of SELLER and BUYER related to the transaction, including, without limitation, the costs of Brokerage fee, title insurance, escrow fees, credit report fees, inspection fees and attorney's fees, with any balance of the Earnest Money to be held pending resolution of the matter. If SELLER defaults, having approved said sale and fails to consummate the same as herein agreed, BUYER'S Earnest Money deposit shall be returned to him/her and SELLER shall pay for the costs of title insurance, escrow fees, credit report fees, inspection fees, Brokerage fees and attorney's fees, if any. This shall not be considered as a waiver by BUYER of any other lawful right or remedy to which BUYER may be entitled.

BUYER'S Initials ([initials])(____) Date ______ SELLER'S Initials ([initials])(____) Date 10/17/05

PROPERTY ADDRESS: 3773 W. 5th Post Falls ID# 67313204

17. **ATTORNEY'S FEES:** If either party initiates or defends any arbitration or legal action or proceedings which are in any way connected with this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party reasonable costs and attorney's fees, including such costs and fees on appeal.

18. **EARNEST MONEY DISPUTE / INTERPLEADER:** Notwithstanding any termination of this contract, BUYER and SELLER agree that in the event of any controversy regarding the Earnest Money and things of value held by Broker or closing agency, unless mutual written instructions are received by the holder of the Earnest Money and things of value, Broker or closing agency shall not be required to take any action but may await any proceeding, or at Broker's or closing agency's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney's fees.

19. **TITLE CONVEYANCE:** Title of SELLER is to be conveyed by ☒ warranty deed ☐ special warranty deed or ☐ ______ deed, and is to be marketable and insurable except for rights reserved in federal patents, building or use restrictions, building and zoning regulations and ordinances of any governmental unit, rights of way and easements established or of record and any other liens, encumbrances or defects approved by BUYER.

20. **RISK OF LOSS:** Should the Property be materially damaged by fire or other cause prior to closing, unless BUYER has taken possession prior to closing by Agreement, this Agreement shall be voidable at the option of BUYER.

21. **CONDITION OF PROPERTY AT CLOSING:** BUYER agrees to purchase the Property in as-is-condition, where is, with all faults and with no repairs required. BUYER will assume all obligations with respect to the Property. SELLER shall maintain the Property until the closing in its present condition, ordinary wear and tear excepted, and loss by casualty.

22. **INSPECTION:** BUYER shall have the right to conduct inspections, investigations, tests, surveys and other studies at **BUYER'S expense.** BUYER shall, within 10 business day(s) of acceptance, complete these inspections and give to SELLER written notice of items disapproved of. BUYER is strongly advised to exercise these rights and to make BUYER's own selection of professionals with appropriate qualifications to conduct inspections of the entire property.
BUYER's acceptance of the condition of the property is a contingency of this Agreement.
BUYER chooses ☒ to have inspection; ☐ not to have inspection. If BUYER chooses not to have inspection skip Section 23.

23. **SATISFACTION/REMOVAL OF INSPECTION CONTINGENCIES:**

1. If BUYER does not within the strict time period specified give to SELLER written notice of items disapproved of, BUYER shall conclusively be deemed to have: (a) completed all inspections, investigations, review of applicable documents and disclosures; (b) elected to proceed with the transaction and (c) assumed all liability, responsibility and expense for repairs or corrections other than for items which SELLER has otherwise agreed in writing to repair or correct.

2. If BUYER does within the strict time period specified give to SELLER written notice of items disapproved of, **BUYER shall provide to SELLER pertinent section(s) of written inspection reports.** SELLER shall have 10 business day(s) in which to respond in writing. The SELLER, at their option, may correct the items as specified by the BUYERS in their letter or may elect not to do so. If the SELLER agrees to correct the items asked for in the BUYERS letter, then both parties agree that they will continue with the transaction and proceed to closing. **This will remove the BUYERS inspection contingency.**

3. If the SELLER elects not to correct the disapproved items, or does not respond within the strict time period specified, then the BUYER(S) have the optio of either continuing the transaction without the SELLER being responsible for correcting these deficiencies or giving the SELLER written notice within 5 business days that they will not continue with the transaction and will receive their Earnest Money back.

4. If BUYER does not give such written notice of cancellation within the strict time periods specified, BUYER shall conclusively be deemed to have elected to proceed with the transaction without repairs or corrections other than for items which SELLER has otherwise agreed in writing to repair or correct. **SELLER shall make the property available for all inspections. BUYER shall keep the property free and clear of liens; indemnify and hold SELLER harmless from all liability, claims, demands, damages and costs; and repair any damages arising from the inspections.** No inspections may be made by any governmental building or zoning inspector or government employee without the prior consent of SELLER, unless required by local law.

24. **ANNEXATION AND CITY SERVICES:** The property is located in the city limits now ☒ Yes ☐ No ☐N/A OR the property is located in an area of CITY IMPACT, ADJACENT OR CONTIGUOUS to a city limits and/or the subdivision plat and CC& R's indicate properties will be annexed when appropriate time is reached, and thus are legally subject to annexation by the city at a future time ☐ YES ☐ NO ☐ N/A
THE PROPERTY IS NOT WITHIN THE CITY LIMITS AT THIS TIME BUT DOES RECEIVE SOME CITY SERVICES: ☐ YES ☐ NO ☒ N/A

25. **ENTIRE AGREEMENT:** This Agreement, including any Addendums or exhibits, constitutes the entire Agreement between the parties and no warranties, including any warranty of habitability or representations have been made or shall be binding upon either party unless herein set forth.

26. **TIME IS OF THE ESSENCE IN THIS AGREEMENT.**

BUYER'S Initials ([signature]) (______) Date ______ SELLER'S Initials ([signature]) (______) Date 10/17/05

PROPERTY ADDRESS: 3773 W. 5th Post Falls ID# 67313204

27. REPRESENTATION CONFIRMATION: Check one (1) box in Section 1 and one (1) box in Section 2 below to confirm that in this transaction, the brokerage(s) involved had the following relationship(s) with the BUYER(S) and SELLER(S).

Section 1:

- ☐ A. The brokerage working with the BUYER(S) is acting as an AGENT for the BUYER(S).
- ☒ B. The brokerage working with the BUYER(S) is acting as a LIMITED DUAL AGENT for the BUYER(S), without an ASSIGNED AGENT.
- ☐ C. The brokerage working with the BUYER(S) is acting as a LIMITED DUAL AGENT for the BUYER(S) and has an ASSIGNED AGENT acting solely on behalf of the BUYER(S).
- ☐ D. The brokerage working with the BUYER(S) is acting as a NONAGENT for the BUYER(S).

Section 2:

- ☐ A. The brokerage working with the SELLER(S) is acting as an AGENT for the SELLER(S).
- ☒ B. The brokerage working with the SELLER(S) is acting as a LIMITED DUAL AGENT for the SELLER(S), without an ASSIGNED AGENT.
- ☐ C. The brokerage working with the SELLER(S) is acting as a LIMITED DUAL AGENT for the SELLER(S) and has an ASSIGNED AGENT acting solely on behalf of the SELLER(S).
- ☐ D. The brokerage working with the SELLER(S) is acting as a NONAGENT for the SELLER(S).

Each party signing this document confirms that he has received, read and understood the Agency Disclosure Brochure adopted or approved by the Idaho real estate commission and has consented to the relationship confirmed above. In addition, each party confirms that the brokerage's agency office policy was made available for inspection and review. EACH PARTY UNDERSTANDS THAT HE IS A "CUSTOMER" AND IS NOT REPRESENTED BY A BROKERAGE UNLESS THERE IS A SIGNED WRITTEN AGREEMENT FOR AGENCY REPRESENTATION.

28. AUTHORITY OF SIGNATORY: If BUYER or SELLER is a corporation, partnership, trust, estate, or other entity, the person executing this agreement on its behalf warrants his or her authority to do so and to bind BUYER or SELLER.

29. ACCEPTANCE: BUYER'S offer is made subject to the acceptance of SELLER on or before (Date) 10/16/2005 at (Local Time) 11 ☒ A.M. ☐ P.M. If SELLER does not accept this Agreement within the time specified, the entire Earnest Money shall be refunded to BUYER on demand.

30. BUYER'S SIGNATURES:

☐ SEE ATTACHED BUYER'S ADDENDUM(S): ______ (Specify number of BUYER addendum(s) attached.)

BUYER Signature [signature] BUYER (Print Name) ______
Date ______ Time ______ ☐ A.M. ☐ P.M. Phone # ______ Cell # ______
Address ______ City ______ State ______ Zip ______
E-Mail Address ______ Fax # ______

BUYER Signature ______ BUYER (Print Name) ______
Date ______ Time ______ ☐ A.M. ☐ P.M. Phone # ______ Cell # ______
Address ______ City ______ State ______ Zip ______
E-Mail Address ______ Fax # ______

31. SELLER'S SIGNATURES: On this date, I/We hereby approve and accept the transaction set forth in the above Agreement and agree to carry out all the terms thereof on the part of the SELLER.

☐ SIGNATURE(S) SUBJECT TO ATTACHED COUNTER OFFER ☐ SIGNATURE(S) SUBJECT TO ATTACHED ADDEMDUM(S) #

SELLER Signature Harold Clobum Jr. by his attorney [signature] for Willy Taft Building / Willy Taft Building LLC
SELLER (Print Name) Harold Colburn Jr.
By: Joseph P. Delay, his attorney
Date 10/17/05 Time 8:00 ☒ A.M. ☐ P.M. Phone # 509 455 9500 Cell # ______
Address Suite 1212, Wash. Mutual Bldg. Spokane, Wa. 99201 City Spokane State WA Zip 99201
E-Mail Address ______ Fax # 509 623 1446
Address: Suite 1212, Wash. Mutual Bldg. Spokane, WA 99201

SELLER Signature Willy Taft Building, LLC SELLER (Print Name) ______
Date 10/17/05 Time 8:00 ☒ A.M. ☐ P.M. Phone # ______ Cell # ______
by Joseph P. Delay its atty
Address [illegible] City ______ State ______ Zip ______
E-Mail Address ______ Fax # ______